                                      OPPENHEIMER Disciplined Allocation Fund
                                      Supplement dated March 18, 2002 to the
                                        Prospectus dated February 28, 2002

The Prospectus is changed as follows:

The section captioned "How the Fund is Managed - Portfolio Managers" on page 15 is deleted in its entirety and replaced with the following:

     Portfolio Managers.  The Fund is managed by a team of portfolio managers consisting of Bruce
              Bartlett and Christopher Leavy.  Effective March 18, 2002, the government securities portion of the portfolio is managed by a team of portfolio managers from the Manager's fixed-income department.  Messrs. Bartlett and Leavy are Senior Vice Presidents of the
              Manager, Vice Presidents of the Fund and each serve as an officer and portfolio manager of other Oppenheimer funds.

              Prior to joining the Manager in April 1995, Mr. Bartlett was a Vice President and Senior
              Portfolio Manager at First of America Investment Corp. (September 1986 - March 1995).
              Prior to joining the Manager in September 2000, Mr. Leavy was a portfolio manager of Morgan
              Stanley Dean Witter Investment Management (from 1997), prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from 1995).

March 18, 2002                                                                          PS0205.021